Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Charles E. Adair
Charles E. Adair
Director
Date: June 25, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ David L. Boren
David L. Boren
Director
Date: June 22, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, her true and lawful attorneys-in-fact and agents with full and several power of substitution, for her and in her name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ M. Jane Buchan
M. Jane Buchan
Director
Date: June 25, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Robert W. Ingram
Robert W. Ingram
Director
Date: June 28, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Mark S. McAndrew
Mark S. McAndrew
Executive Chairman of the Board
Date: June 25, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Lloyd W. Netwon
Lloyd W. Newton
Director
Date: June 24, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Sam R. Perry
Sam R. Perry
Director
Date: June 22, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Darren M. Rebelez
Darren M. Rebelez
Director
Date: June 26, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Lamar C. Smith
Lamar C. Smith
Director
Date: June 26, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Paul J. Zucconi
Paul J. Zucconi
Director
Date: June 28, 2012

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, THAT:

The undersigned officer of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Danny H. Almond
Danny H. Almond
Vice President and Chief Accounting Officer
Date: June 22, 2012